UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

PBFT02 Program Updates

On June 23, 2025, Passage Bio, Inc. (the “Company”) announced updated interim data from the ongoing Phase 1/2 upliFT-D clinical trial evaluating PBFT02 for the treatment frontotemporal dementia with mutations in the GRN gene (“FTD-GRN”) and provided program updates and anticipated milestones:

Updated interim data from FTD-GRN patients treated with PBFT02

Biomarkers

•	Dose 1 PBFT02 treatment resulted in a robust and durable increase in cerebrospinal fluid (“CSF”) progranulin (“PGRN”) expression through 18 months post-treatment.

•	Dose 1 PBFT02 increased CSF PGRN expression in all patients from below 3 ng/mL at baseline to a mean of 12.4 ng/mL at one month (n=7), 19.4 ng/mL at six months (n=6), 25.9 ng/mL at 12 months (n=4), and 23.8 ng/mL at 18 months (n=2).
•	CSF PGRN levels for the first patient treated with Dose 2 PBFT02 (50% of Dose 1) increased substantially from 1.5 ng/mL at baseline to 7.6 ng/mL at one month, approaching the upper limit of a healthy adult reference range.

•	Patients who received Dose 1 PBFT02 experienced a reduced annual rate of change of plasma neurofilament (“NfL”) compared to rates observed in natural history studies.

•	Plasma NfL levels increased by 4% on average (n=4) at 12 months post-treatment compared to an expected increase of 28% and 29% per year in untreated symptomatic FTD-GRN patients based on analysis of the ALLFTD natural history data (n=11) and published natural history data (n=15), respectively.

Safety (as of June 15, 2025)

•	In five of eight patients, all treatment emergent adverse events were mild to moderate in severity.
•	In three of eight patients, a total of four serious adverse events (“SAEs”) were observed. As previously disclosed, Patients 1 and 7 experienced a total of three asymptomatic SAEs: venous sinus thrombosis (n=2) and hepatotoxicity. The first Dose 2 patient (Patient 8) experienced the SAE of pulmonary embolism in the setting of a concurrent systemic infection six weeks after receiving PBFT02. The patient responded to treatment with anticoagulants, and the SAE was assessed as possibly related to treatment.
•	No evidence of dorsal root ganglion toxicity, as measured by nerve conduction studies, and no complications during intra cisterna magna administration were observed across any of the eight treated patients.

Program Next Steps

The Company plans to amend the upliFT-D clinical trial protocol to introduce a short course of low dose prophylactic anticoagulation, a decision supported by study investigators and the Independent Data Monitoring Committee (“IDMC”). The IDMC and U.S. Food and Drug Administration agreed that dosing of Patient 9, who previously enrolled in the study, may proceed with additional safety monitoring in place prior to amendment completion. Patient 9 will complete Cohort 2, and subsequent patients will be treated as part of Cohort 3, which is now expected to consist of five to 10 patients. Upon review and acceptance of the amended protocol, the Company plans to begin enrollment in Cohort 3 (FTD-GRN) and Cohort 4 (FTD-C9orf72).

Anticipated Upcoming Milestones

•	Intend to submit upliFT-D protocol amendment to health authorities in July 2025.
•	Plan to seek regulatory feedback on suspension-based manufacturing process comparability in the second half of 2025.
•	Expect to report updated interim safety and biomarker data from Dose 2 in the first half of 2026.
•	Plan to seek regulatory feedback on registrational trial design in FTD-GRN in the first half of 2026.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Passage Bio, Inc. press release dated June 23, 2025.
99.2	Corporate Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical studies and the availability of clinical data from such trials; timing of feedback from regulatory authorities; our expectations about cash runway; and the ability of PBFT02 to treat FTD-GRN or FTD-C9orf72. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: June 23, 2025	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Chief Financial Officer

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